UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         April 22, 2009 (April 16, 2009)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                     0-20632                  43-1175538
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
           COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS..................   1

SIGNATURE  ...............................................................   2




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On April 16, 2009, Mr. Robert S. Holmes, Jr. resigned his positions as Executive Vice President - Commercial Banking of First Banks, Inc. (the "Company"), and President, Chief Executive Officer and Director of First Bank, effective immediately.

           At the regular meeting of the First Bank Board of Directors held on April 22, 2009, Mr. Terrance M. McCarthy was elected President and Chief Executive Officer of First Bank, a position he previously held from August 2002 to June 2007. Mr. McCarthy, 54, currently serves as President and Chief Executive Officer of the Company (since April
           2007), Director of the Company (since April 2003), and Chairman of the Board of Directors of First Bank (since January 2003). He has held several other executive positions with the Company and its subsidiaries since 1995.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST BANKS, INC.



Date: April 22, 2009                            By: /s/ Terrance M. McCarthy
                                                    ----------------------------
                                                        Terrance M. McCarthy
                                                        President and
                                                        Chief Executive Officer